UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 6, 2011

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the Current Report on Form 8-K of Urologix, Inc. (“Urologix”), filed with the Securities and Exchange Commission on September 9, 2011 (the “Initial Form 8-K”) to include the required financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on September 6, 2011, Urologix completed the acquisition by license of the Prostiva business from Medtronic, Inc. (“Medtronic”).

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The following audited and unaudited financial statements as required by Item 9.01(a) are attached hereto as Exhibit 99.1 and are incorporated herein by reference:

Audited Annual Carve Out Special Purpose Financial Statements and Unaudited Interim Carve Out Special Purpose Financial Statements of the Prostiva Business of Medtronic, Inc.:

•	Report of Independent Registered Public Accounting Firm
•	Statements of assets acquired as of July 29, 2011 (unaudited), April 29, 2011 and April 30, 2010
•	Statements of revenues and direct expenses for the three months ended July 29, 2011 (unaudited) and the years ended April 29, 2011 and April 30, 2010.
•	Notes to financial statements

(b) Pro Forma Financial Information.

The following unaudited pro forma combined balance sheet required by Item 9.01(b), giving effect to Urologix’ acquisition of the Prostiva business as if the acquisition had been completed on June 30, 2011 and related notes, are attached hereto as Exhibit 99.2 and are incorporated herein by reference:

(c) Unaudited Pro Forma Combined Financial Information of Urologix and the Prostiva Business of Medtronic:

•	Pro Forma Combined Balance Sheet of Urologix, Inc. as of June 30, 2011
•	Notes to Pro Forma Combined Balance Sheet

(d) Exhibits

10.1	License Agreement dated as of September 6, 2011 by and among Medtronic, Inc., Medtronic VidaMed, Inc., and Urologix, Inc. ** †
10.2	Transition Services and Supply Agreement dated as of September 6, 2011 by and between Medtronic, Inc. and Urologix, Inc. ** †
10.3	Acquisition Option Agreement dated as of September 6, 2011 by and among Medtronic VidaMed, Inc., Medtronic, Inc., and Urologix, Inc. †
10.4	Asset Purchase Agreement dated as of September 6, 2011 by and among Medtronic VidaMed, Inc., Medtronic, Inc., and Urologix, Inc. †
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
99.1	Audited Statement of Assets Acquired and Statement of Revenues and Direct Expenses of the Prostiva Business as of and for the years ended April 29, 2011 and April 30, 2010, the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, the Unaudited Statement of Assets Acquired as of the Three Months Ended July 29, 2011 and Statements of Revenues and Direct Expenses of the Prostiva Business as of and for the Three Months Ended July 29, 2011
99.2	Unaudited Pro Forma Combined Balance Sheet of Urologix, Inc. as of June 30, 2011 and the accompanying notes thereto

†       Filed as an exhibit of the same number to the Initial Form 8-K

**    Certain portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2. Spaces corresponding to the deleted portions are represented by brackets with asterisks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Brian J. Smrdel
Brian J. Smrdel
Chief Financial Officer

Date: November 18, 2011

3